UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 901 5201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	AVDL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 30, 2024, Avadel Pharmaceuticals plc (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). Proxies were solicited pursuant to the Company’s definitive proxy statement filed on June 18, 2024 (the “Proxy Statement”). The number of ordinary shares, par value $0.01 per share, of the Company (the “Ordinary Shares”) entitled to vote at the Annual Meeting was 96,120,273. The number of Ordinary Shares present or represented by valid proxy at the Annual Meeting was 72,199,384, thus establishing a quorum for the Annual Meeting. The voting results reported below are final.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: By separate resolutions, to elect Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk, Peter J. Thornton and Dr. Naseem S. Amin as directors to the Board of Directors (the “Board”), each to serve a one-year term expiring at the conclusion of the next annual general meeting of shareholders.

Nominees	For Nominee	Against Nominee	Withhold Authority for Nominee	Broker Non-Votes
Gregory J. Divis	48,809,808	4,581,316	37,580	18,770,680
Dr. Eric J. Ende	47,813,619	5,572,208	42,877	18,770,680
Geoffrey M. Glass	48,119,067	5,266,257	43,380	18,770,680
Dr. Mark A. McCamish	48,811,358	4,576,847	40,499	18,770,680
Linda S. Palczuk	48,128,173	5,258,040	42,491	18,770,680
Peter J. Thornton	48,823,282	4,562,281	43,141	18,770,680
Dr. Naseem S. Amin	48,738,654	4,646,143	43,907	18,770,680

Proposal 2: To ratify, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2024, and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
70,739,385	1,299,493	160,506	0

Proposal 3: To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Proxy Statement.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
47,961,536	5,105,188	361,980	18,770,680

Based on the foregoing, Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk, Peter J. Thornton and Dr. Naseem S. Amin were elected as directors, each to serve a one-year term expiring at the conclusion of the 2025 annual general meeting of shareholders and until each such director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Deloitte & Touche LLP was ratified, on a non-binding advisory basis, as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2024 and the shareholders of the Company authorized, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration. The shareholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Proxy Statement.

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2024	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
		Name:	Jerad G. Seurer
		Title:	General Counsel & Corporate Secretary